Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS  THIRD  AMENDMENT  TO  AMENDED  AND  RESTATED  LOAN  AND SECURITY AGREEMENT (this “Amendment”) is entered into this 22nd day of July, 2022, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and EVERSPIN TECHNOLOGIES, INC., a Delaware corporation (“Borrower”).

RECITALS

A.Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 5, 2019 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank make certain changes to the Loan Agreement as set forth herein.

D.Although Bank is under no obligation to do so, Bank is willing to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendment to Loan Agreement.

2.1Section 13 (Definitions). The following term and its definition set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is August 5, 2023.

3.Limitation of Amendment.

3.1The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants  and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations   and   Warranties. To   induce   Bank   to   enter   into   this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 5, 2019, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

6.Reaffirmation of Obligations. Borrower (a) ratifies, confirms, and reaffirms the Obligations and (b) acknowledges and agrees that (i) the Loan Agreement and each of the other Loan Documents remain in full force and effect in accordance with the original terms, except as expressly modified hereby and (ii) the Loan Agreement and the other Loan Documents shall continue to secure all Obligations as stated therein.

7.Reaffirmation of Security Interest in the Collateral. Borrower acknowledges and agrees that (a) the security interests and Liens in the Collateral granted by Borrower under the Loan Agreement and the other Loan Documents shall remain in place, unimpaired by the transactions contemplated by this Amendment, and Bank’s priority with respect thereto shall not be affected hereby or thereby and (b) the Loan Agreement and the other Loan Documents shall continue to secure all Obligations as set forth therein. Nothing in this Amendment is intended to impair or limit the validity, priority or extent of Bank’s security interests in and Liens upon the Collateral.

8.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b)  Borrower’s payment of a fully-earned, nonrefundable amendment fee in an amount equal to Ten Thousand Dollars ($10,000), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

EVERSPIN TECHNOLOGIES, INC.

By:
Name: Anuj Aggarwal
Title: CFO

BANK:

SILICON VALLEY BANK

By:
Name: Brian Brown
Title: Managing Director

[Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement]